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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   August 17, 1999

                         Coddle Creek Financial Corp.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



       North Carolina               000-23465           56-2045998
----------------------------       -----------       ------------------
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)



                             347 North Main Street
                       Post Office Box 1117 (28115-1117)
                    Mooresville, North Carolina 28115-2453
                    ---------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 664-4888


                                     N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On August 17, 1999, the Board of Directors of Coddle Creek Financial Corp. declared dividends totalling $17.18 for each share of the Corporation's issued and outstanding common stock payable on September 8, 1999 to shareholders of record on August 30, 1999. A portion of the dividends will represent a regular dividend for the period ending December 31, 1999 and the remainder will be a special dividend. A copy of the press release regarding the dividend payment is attached as Exhibit 99(a) hereto and incorporated herein by reference. A copy of the letter to shareholders notifying them of the dividend payment is attached as Exhibit (99)(b) hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (99)(a) Press Release dated August 18, 1999.

     (99)(b) Letter to Shareholders of Coddle Creek Financial Corp. dated August 18, 1999.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CODDLE CREEK FINANCIAL CORP.


Date: August 18, 1999                   By: /s/ George W. Brawley
                                           ---------------------------------
                                           George W. Brawley, President
                                           and Chief Executive Officer
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                                 EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------


     (99)(a)             Press Release dated
                         August 18, 1999

     (99)(b)             Letter to Shareholders of
                         Coddle Creek Financial
                         Corp. dated August 18, 1999